EXHIBIT 24

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  Richard A. Abdoo

Richard A. Abdoo

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of February, 2003.

/s/  Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  Katharine C. Lyall

Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  James A. Urdan

James A. Urdan

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  James B. Wigdale

James B. Wigdale

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  Jon F. Chait

Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  Bruce E. Jacobs

Bruce E. Jacobs

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  Donald R. Johnson

Donald R. Johnson

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  Edward L. Meyer, Jr.

Edward L. Meyer, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  David L. Andreas

David L. Andreas

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of February, 2003.

/s/  Andrew N. Baur

Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  Robert A. Schaefer

Robert A. Schaefer

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan and the Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 20th day of February, 2003.

/s/  John S. Shiely

John S. Shiely